Exhibit 99.1

The Hallwood Group Incorporated

3710 Rawlins, Suite 1500 • Dallas, Texas 75219 • 214.528.5588 • Fax: 214.393.0233

FOR IMMEDIATE RELEASE

Contact:	Richard Kelley, Chief Financial Officer

800.225.0135 • 214.528.5588

HALLWOOD GROUP ANNOUNCES CLOSING OF MERGER

Dallas, Texas, May 16, 2014 — The Hallwood Group Incorporated (NYSE MKT: HWG) (the “Company”) today announced that the stockholders of the Company overwhelmingly approved the merger of HFL Merger Corporation, a wholly-owned subsidiary of Hallwood Financial Limited (“HFL”), a corporation organized under the laws of the British Virgin Islands, with and into the Company (the “Merger”) at the special meeting of stockholders of the Company held on May 15, 2014.

The Merger became effective today, May 16, 2014, and pursuant to the terms and conditions set forth in the Merger Agreement, HFL Merger Corporation merged with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of HFL. HFL is controlled by Anthony J. Gumbiner, Chairman and Chief Executive Officer of the Company.

As a result of the Merger, each share of the Company’s common stock (“Common Stock”) held by a stockholder automatically converted into a right to receive a cash payment of $12.39 per share. The Company’s transfer agent and registrar, Computershare, will be acting as paying agent in connection with the Merger, and as such will mail to the Company’s stockholders a Letter of Transmittal for completion by stockholders owning Common Stock in certificated form in order to receive the cash merger consideration. Payment of the cash merger consideration to stockholders owning their shares in uncertificated form will be processed automatically by Computershare.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, as amended, which was filed as Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2014.

On May 19, 2014, as a result of the Merger, the NYSE MKT will file a Form 25 with the SEC, pursuant to which the Common Stock will cease to trade on the NYSE MKT exchange and the Company will become eligible for delisting from the NYSE MKT exchange and termination of registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to suspend and terminate its reporting obligations under the Exchange Act by filing a Certification and Notice of Termination on Form 15 with the SEC on May 29, 2014. The Company’s obligations to file or furnish certain reports and forms with the SEC will be suspended immediately as of the filing date of the Form 15. It is expected that the Common Stock will be delisted from the NYSE MKT on or about May 29, 2014.

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements generally can be identified by the use of forward-looking terminology, such as “may,” “might”, “will,” “would,” “expect,” “intend,” “could,” “estimate,” “should,” “anticipate”, “doubt” or “believe.” The Company intends that all forward-looking statements be subject to the safe harbors created by these laws. All statements other than statements of historical information provided herein are forward-looking and may contain information about financial results, economic conditions, trends, and known uncertainties. All forward-looking statements are based on current expectations regarding important risk factors. Many of these risks and uncertainties are beyond the Company’s ability to control, and, in many cases, the Company cannot predict all of the risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Actual results could differ materially from those expressed in the forward-looking statements, and readers should not regard those statements as a representation by the Company or any other person that the results expressed in the statements will be achieved. Important risk factors that could cause results or events to differ from current expectations are described in the Company’s annual report on Form 10-K for the year ended December 31, 2013 under Item 1A –“Risk Factors”. These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the operations, performance, development and results of the Company’s business. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the results of any revisions to these forward-looking statements which may be made to reflect events or circumstances after the date hereof, including without limitation, changes in its business strategy or planned capital expenditures, growth plans, or to reflect the occurrence of unanticipated events, although other risks and uncertainties may be described, from time to time, in the Company’s periodic filings with the SEC.

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